Exhibit 10.2

EXECUTION VERSION

LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of October 28, 2022, by and among Perfect Corp., a Cayman Islands exempted company with limited liability (the “Company”), Provident Acquisition Corp., a Cayman Islands exempted company with limited liability (“PAQC”), and the persons listed on Schedule A hereto (each, a “Company Shareholder” and collectively, the “Company Shareholders”).

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Agreement and Plan of Merger, entered into as of March 3, 2022, by and among the Company, Beauty Corp., a Cayman Islands exempted company with limited liability and a wholly-owned direct Subsidiary of the Company (“Merger Sub 1”), Fashion Corp., a Cayman Islands exempted company with limited liability and a wholly-owned direct Subsidiary of the Company (“Merger Sub 2”), and PAQC, as amended by the First Amendment to Agreement and Plan of Merger, entered into as of September 16, 2022, by and among the Company, Merger Sub 1, Merger Sub 2, and PAQC (collectively, the “Business Combination Agreement”), pursuant to which, among other things, (a) Merger Sub 1 will merge with and into PAQC, whereupon the separate corporate existence of Merger Sub 1 will cease, and PAQC will be the surviving company and continue its existence under the Cayman Islands Companies Act as a wholly owned Subsidiary of the Company (the “First Merger”), and (b) immediately after the consummation of the First Merger, PAQC (as the surviving company of the First Merger) will merge with and into Merger Sub 2, whereupon the separate corporate existence of PAQC will cease, and Merger Sub 2 will be the surviving company and continue its existence under the Cayman Islands Companies Act as a wholly owned Subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers”);

WHEREAS, each Company Shareholder is, as of the date of this Agreement, the beneficial and sole legal owner of the number of Pre-Recapitalization Company Shares, set forth opposite such Company Shareholder’s name on Schedule A hereto (with respect to a Company Shareholder, such Company Shareholder’s “Owned Shares”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, the Company and PAQC have requested that each of the Company Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereto agree as follows:

Article 1
Representations and Warranties of the Company Shareholders

Each Company Shareholder severally and not jointly hereby represents and warrants to the Company and PAQC as follows:

Section 1.01.      Corporate Organization. Such Company Shareholder has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. Such Company Shareholder if not an individual is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of such Company Shareholder to consummate the transactions contemplated hereby. If such Company Shareholder is an individual, such Company Shareholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder.

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Section 1.02.      Due Authorization. Such Company Shareholder has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized on the part of such Company Shareholder and no other corporate or equivalent proceeding on the part of such Company Shareholder is necessary to authorize this Agreement or such Company Shareholder’s performance hereunder. This Agreement has been duly and validly executed and delivered by such Company Shareholder and, assuming due and valid authorization, execution and delivery by each other party hereto, this Agreement constitutes a legal, valid and binding obligation of such Company Shareholder, enforceable against such Company Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law (the “Enforceability Exceptions”). If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into this Agreement on behalf of such Company Shareholder.

Section 1.03.      Governmental Authorities; Consents. Assuming the truth and completeness of the representations and warranties of other parties hereto contained in this Agreement, no consent of or with any Governmental Authority on the part of such Company Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Company Shareholder of this Agreement or the consummation by such Company Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

Section 1.04.      No-Conflict. The execution, delivery and performance by such Company Shareholder of this Agreement do not and will not (a) if such Company Shareholder is not an individual, contravene or conflict with or violate any provision of, or result in the breach of the organizational documents of such Company Shareholder, (b) contravene or conflict with or result in a violation of any provision of any Applicable Law, Permit or Governmental Order binding upon or applicable to such Company Shareholder or any of its properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Contract to which such Company Shareholder is a party, or (d) result in the creation or imposition of any Lien upon any of the properties or assets of such Company Shareholder, except in the case of each of clauses (b) through (d) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

Section 1.05.      Owned Shares. As of the date hereof, such Company Shareholder is the beneficial and sole legal owner of such Owned Shares, set forth opposite such Company Shareholder’s name on Schedule A hereto and all such Owned Shares are owned by such Company Shareholder free and clear of all Liens, other than Liens pursuant to this Agreement, the Business Combination Agreement, the Ancillary Agreements, the organizational documents of the Company, the agreements set forth on Schedule B (the “Investment Agreements”), any applicable securities laws or that would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of such Company Shareholder to perform its obligations under this Agreement. Such Company Shareholder does not legally own any Equity Securities of the Company other than such Owned Shares, set forth opposite such Company Shareholder’s name on Schedule A hereto. Such Company Shareholder has the sole right to vote such Owned Shares, and none of such Owned Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Owned Shares, except as contemplated by (a) this Agreement, (b) the Business Combination Agreement, (c) the Ancillary Agreements, (d) the organizational documents of the Company, (e) the Investment Agreements, (f) any applicable securities laws, or (g) that would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of such Company Shareholder to perform its obligations under this Agreement.

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Section 1.06.      Acknowledgment. Such Company Shareholder understands and acknowledges that each of the Company and PAQC is entering into the Business Combination Agreement in reliance upon such Company Shareholder’s execution and delivery of this Agreement. Such Company Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

Section 1.07.      Absence of Litigation. With respect to such Company Shareholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Company Shareholder, threatened against, such Company Shareholder or any of such Company Shareholder’s properties or assets (including such Company Shareholder’s Owned Shares) that could reasonably be expected to prevent, delay or impair the ability of such Company Shareholder to perform its obligations hereunder.

Section 1.08.      Additional Representations and Warranties of Individual Company Shareholder. Each Company Shareholder who is an individual severally and not jointly hereby represents and warrants to the Company and PAQC that

(a)            such Company Shareholder is not a minor, and is of full age and sound mind; and

(b)            such Company Shareholder (i) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks of the transactions contemplated by this Agreement, the Business Combination Agreement and the Ancillary Agreements; and (ii) has been given a copy of the Business Combination Agreement and the Ancillary Agreements, is knowledgeable regarding the structure of the Transactions, including the basis and purpose of each of the Business Combination Agreement and the Ancillary Agreements to which he or she is a party and the transactions contemplated thereby and the roles of each of the respective parties thereto, and based on such information as the Company Shareholder deems appropriate, made its own analysis and decision to enter this Agreement.

Section 1.09.      Trust. If such Company Shareholder is the beneficial owner of any Owned Shares held in trust, no consent of any beneficiary of such trust is required in connection with the execution, delivery or the performance of such Company Shareholder’s obligations under this Agreement.

Article 2
Representations and Warranties of PAQC

PAQC hereby represents and warrants to each Company Shareholder and the Company as follows:

Section 2.01.      Corporate Organization. PAQC is an exempted company with limited liability duly incorporated, is validly existing and is in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. PAQC is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of PAQC to consummate the transactions contemplated hereby.

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Section 2.02.      Due Authorization. PAQC has all requisite corporate power and authority to execute and deliver this Agreement, (subject to the consents, approvals, authorizations and other requirements described in Section 6.02 and Section 6.03 of the Business Combination Agreement) to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of PAQC and no other corporate or equivalent proceeding on the part of PAQC is necessary to authorize this Agreement or PAQC’s performance hereunder (except that the PAQC Shareholder Approval is a condition to the consummation of the Mergers). This Agreement has been duly and validly executed and delivered by PAQC and, assuming due and valid authorization, execution and delivery by each other party hereto, this Agreement constitutes a legal, valid and binding obligation of PAQC, enforceable against PAQC in accordance with its terms, subject to the Enforceability Exceptions.

Section 2.03.      No-Conflict. Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 6.03 of the Business Combination Agreement and obtaining the PAQC Shareholder Approval, the execution, delivery and performance by PAQC of this Agreement and the consummation of the transactions by PAQC contemplated hereby do not and will not (a) contravene or conflict with or violate any provision of, or result in the breach of the PAQC Governing Document, (b) contravene or conflict with or result in a violation of any provision of any Applicable Law, Permit or Governmental Order binding upon or applicable to PAQC or any of its properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Contract to which PAQC is a party, or (d) result in the creation or imposition of any Lien upon any of the properties or assets of PAQC (including the Trust Account), except in the case of each of clauses (b) through (d) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by PAQC of its obligations under this Agreement.

Article 3
Representations and Warranties of the Company

The Company hereby represents and warrants to each Company Shareholder and PAQC as follows:

Section 3.01.      Corporate Organization. The Company is an exempted company with limited liability duly incorporated, is validly existing and is in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. The Company is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.02.      Due Authorization. The Company has the requisite corporate power and authority to execute and deliver this Agreement, (subject to the consents, approvals, authorizations and other requirements described in Section 5.02 and Section 5.03 of the Business Combination Agreement) to perform all obligations to be performed by it hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of the Company (the “Company Board”) and other than the consents, approvals, authorizations and other requirements described in Section 5.03 or Section 5.04 of the Business Combination Agreement, no other corporate proceeding on the part of the Company is necessary to authorize this Agreement or the Company’s performance hereunder. This Agreement has been duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by each other party hereto, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

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Section 3.03.      No-Conflict. Subject to the receipt of the consents, approvals, authorizations, and other requirements set forth in Section 5.03 of the Business Combination Agreement, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not, (a) contravene or conflict with, or trigger shareholder rights that have not been duly waived under, the memorandum and articles of association or other organizational documents of the Company or any of its Subsidiaries, (b) contravene or conflict with or constitute a violation of any provision of any Applicable Law, Permit or Governmental Order binding upon or applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Significant Contract or (d) result in the creation or imposition of any Lien on any asset, property or Equity Security of the Company or any of its Subsidiaries (other than any Permitted Liens), except in the case of clauses (b) through (d) above as would not reasonably be expected to have, individually or, in the aggregate, a Company Material Adverse Effect.

Article 4
Lock-up of Company Shareholders

Section 4.01.      Lock-Up Provisions.

(a)            Subject to the exceptions set forth herein, during the applicable Lock-Up Period (as defined below), each Company Shareholder agrees not to, without the prior written consent of the Company Board (which must include the consent of the PAQC Designee), Transfer (as defined below) any Locked-Up Shares (as defined below) held by such Company Shareholder; provided, however, if any Company Shareholder or Provident Acquisition Holdings Ltd. or any of its affiliates enters into an agreement relating to the subject matter set forth in this Article 4 in connection with the Closing on terms and conditions that are less restrictive than those agreed to herein (or such terms and conditions are subsequently relaxed including as a result of a modification, waiver, amendment, or written consent of the Company Board), then the less restrictive terms and conditions shall apply to each Company Shareholder. The foregoing limitations shall remain in full force and effect for a period of (i) for each Company Shareholder (other than CyberLink International Technology Corp.) who is not a member of the Management, six (6) months from and after the Closing Date, and (ii) for CyberLink International Technology Corp. and each Company Shareholder who is a member of the Management, twelve (12) months from and after the Closing Date (such periods set forth in the foregoing clauses (i) and (ii), as applicable, the “Lock-Up Period”).

(b)            The restrictions set forth in Section 4.01(a) (the “Lock-Up Restrictions”) shall not apply to:

(i)            in the case of an entity, Transfers to (A) such entity’s officers or directors or any affiliate (as defined below) or immediate family (as defined below) of any of such entity’s officers or directors, (B) any investment fund or other entity managing or managed by such entity or affiliates of such entity, or who shares a common investment advisor with such entity, (C) any shareholder, partner or member of such entity or their affiliates, (D) any affiliate of such entity, or (E) any employees of such entity or of its affiliates;

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(ii)              in the case of an individual, Transfers by gift to members of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such Person or to a charitable organization;

(iii)            in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)            in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v)              in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)            in the case of an entity that is a trust or a trustee of a trust, to a trustor or beneficiary of the trust, to the designated nominee of a beneficiary of such trust or to the estate of a beneficiary of such trust;

(vii)            in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii)           Transfers of any Company Class A Ordinary Shares acquired as part of the PIPE Financing;

(ix)             pledges of any Locked-Up Shares to a financial institution that create a mere security interest in such Locked-Up Shares pursuant to a bona fide loan or indebtedness transaction so long as the relevant Company Shareholder continues to control the exercise of the voting rights of such pledged Locked-Up Shares as well as any foreclosures on such pledged Locked-Up Shares;

(x)              transactions relating to Company Class A Ordinary Shares or other securities convertible into or exercisable or exchangeable for Company Class A Ordinary Shares acquired in open market transactions after the Closing;

(xi)            Transfers to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements;

(xii)            Transfers to the Company pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the Company or forfeiture of the relevant Company Shareholder’s Company Ordinary Shares or other securities convertible into or exercisable or exchangeable for Company Ordinary Shares in connection with the termination of such Company Shareholder’s service to the Company;

(xiii)           the establishment of a trading plan that meets the requirements of Rule 10b5-1(c) under the Exchange Act (a “Trading Plan”); provided, however, that no sales of Locked-Up Shares shall be made by the relevant Company Shareholder pursuant to such Trading Plan during the applicable Lock-Up Period and no public announcement or filing is voluntarily made regarding such plan during the applicable Lock-Up Period;

(xiv)           Transfers made in connection with a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Company Ordinary Shares for cash, securities or other property subsequent to the Closing Date; and

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(xv)            transactions to satisfy any U.S. federal, state, or local income tax obligations of the relevant Company Shareholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), a change in or promulgation of new U.S. Treasury Regulations, or promulgation of any judicial or administrative guidance, in each case, after the date on which the Business Combination Agreement was executed by the parties, and such change or promulgation prevents the Mergers from qualifying as a “reorganization” pursuant to Section 368 of the Code, in each case, solely to the extent necessary to cover any tax liability as a result of the transaction;

provided, however, that in the case of clauses (i) through (viii), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement, agreeing to be bound by the Lock-Up Restrictions and shall have the same rights and benefits under this Agreement.

(c)            For the avoidance of doubt, each Company Shareholder shall retain all of its rights as a shareholder of the Company during the Lock-Up Period, including the right to vote any Locked-Up Shares or receive any dividends or distributions thereon.

(d)            In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the Locked-Up Shares, are hereby authorized to decline to make any transfer of securities if such Transfer would constitute a violation or breach of the Lock-Up Restrictions.

(e)            The Company shall remove, and shall cause to be removed (including by causing its transfer agent to remove), any legends, marks, stop-transfer instructions or other similar notations pertaining to the lock-up arrangements herein from the book-entries evidencing any Locked-Up Shares at the time any such share is no longer subject to the Lock-Up Restrictions (any such Locked-Up Share, a “Free Share”), and shall take all such actions (and shall cause to be taken all such actions) necessary or proper to cause the Free Shares to be consolidated under the CUSIP(s) and/or ISIN(s) applicable to the unrestricted Company Ordinary Shares or so that the Free Shares are in a like position. Any holder of a Locked-Up Share is an express third-party beneficiary of this Section 4.01(e) and entitled to enforce specifically the obligations of the Company set forth in this Section 4.01(e) directly against the Company.

Section 4.02.      Certain Definitions. For purposes of this Article 4, the following terms shall have the following meanings:

“affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended;

“immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of an individual;

“Locked-Up Shares” shall mean, with respect to each Company Shareholder, (a) any Company Ordinary Shares held by such Company Shareholder immediately after the Second Merger Effective Time, (b) any Company Ordinary Shares issuable upon the exercise of options or warrants to purchase Company Ordinary Shares held by such Company Shareholder immediately after the Second Merger Effective Time (along with such options or warrants themselves), (c) any Company Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Company Ordinary Shares held by such Company Shareholder immediately after the Second Merger Effective Time (along with such securities themselves) and (d) any Shareholder Earnout Shares to the extent issued pursuant to the Business Combination Agreement;

“Management” shall mean Alice H. Chang (and her Affiliates, DVDonet.com. Inc., Golden Edge Co., Ltd. and World Speed Company Limited), Louis Chen and Johnny Tseng;

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“Transfer” shall mean, with respect to any securities, any (a) sale of, offer to sell, contract or agreement to sell, hypothecation of, pledge of, grant of any option, right or warrant to purchase or other transfer or disposition of, or agreement to transfer or dispose of, directly or indirectly, or establishment or increase of a put equivalent position in respect of, or liquidation or decrease of a call equivalent position in respect of, within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any such securities, (b) entry into any “short sale” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, all types of direct and indirect stock pledge (other than pledge in the ordinary course of business as part of prime brokerage arrangements), forward sales contract, option, put, call, swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, including through non-U.S. broker dealers or foreign regulated brokers or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

Article 5
Certain Other Covenants of Company Shareholders

Section 5.01.      Confidentiality. Each Company Shareholder shall be bound by and comply with Section 12.10 (Confidentiality) and Section 12.13 (Publicity) of the Business Combination Agreement (and any relevant definitions contained in such section) as if (a) such Company Shareholder was an original signatory to the Business Combination Agreement with respect to such provision, and (b) each reference to “Company” contained in Section 12.10 and Section 12.13 of the Business Combination Agreement also referred to such Company Shareholder. For the avoidance of doubt, (i) Company Shareholders shall only be bound by the provisions of Section 12.10 and Section 12.13 of the Business Combination Agreement if and to the extent such provisions continue to bind the Company and (ii) Company Shareholders shall only be bound by the terms relating to confidentiality of the Confidentiality Agreement and the restrictions in Section 8 of the Confidentiality Agreement shall not apply to any Company Shareholder. In the event that any filing, press release, public written communication or statement with respect to the Transactions identifies any Company Shareholder (other than the Founder Parties), each of PAQC and the Company agrees and acknowledges that it shall provide meaningful opportunity to such Company Shareholder to review and give due consideration to reasonable comment by such Company Shareholder, prior to issuing such filing, press release, public written communication or statement.

Section 5.02.      Consent to Disclosure. Each Company Shareholder consents to and authorizes the Company or PAQC, as applicable, to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Authority or applicable securities exchange, and any press release or other disclosure document that the Company or PAQC, as applicable, reasonably determines to be necessary or advisable in connection with the Mergers or any other transactions contemplated by the Business Combination Agreement or this Agreement, such Company Shareholder’s identity and shareholding in the Company, the existence of this Agreement and the nature of such Company Shareholder’s commitments and obligations under this Agreement, and each Company Shareholder acknowledges that the Company or PAQC may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority or securities exchange and agrees to promptly give the Company or PAQC, as applicable, any information that is in its possession that the Company or PAQC, as applicable, may reasonably request (but in any event only to the extent such information is required by applicable securities laws or the SEC or any other Governmental Authority or applicable securities exchange) for the preparation of any such disclosure documents, and each Company Shareholder agrees to promptly notify the Company and PAQC of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Company Shareholder shall become aware that any such information shall have become false or misleading in any material respect. Notwithstanding anything to the contrary herein, prior to disclosure of any information with respect to a Company Shareholder, PAQC or the Company, as applicable, shall (to the extent practicable) provide such Company Shareholder with a reasonable opportunity to review and comment upon the disclosure of the information relating to such Company Shareholder in advance.

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Section 5.03.      Trust Account Waiver. Each Company Shareholder acknowledges that PAQC is a blank check company with the powers and privileges to effect a Business Combination. Each Company Shareholder further acknowledges that, as described in the prospectus dated January 7, 2021 (the “Prospectus”), substantially all of PAQC’s assets consist of the cash proceeds of PAQC’s initial public offering and concurrent private placements of its securities and substantially all of the proceeds of the foregoing transactions have been deposited in the Trust Account for the benefit of PAQC, its public shareholders and the underwriters of PAQC’s initial public offering. Each Company Shareholder acknowledges that, except with respect to interest earned on the funds held in the Trust Account that may be released to PAQC to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of PAQC entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, each Company Shareholder hereby irrevocably waives any right, title, interest or claim of any kind it has or may have in the future in or to any monies in the Trust Account and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with PAQC or any other Person; provided, however, that nothing in this Section 5.03 shall amend, limit, alter, change, supersede or otherwise modify the right of such Company Shareholder to (a) bring any action or actions for specific performance, injunctive and/or other equitable relief or (b) bring or seek a claim for Damages against PAQC, or any of its successors or assigns, for any breach of this Agreement, provided that such action(s) or claim pursuant to clauses (a) or (b) shall not be against the Trust Account or any funds distributed from the Trust Account to holders of PAQC Ordinary Shares or other Persons in accordance with the PAQC Governing Document and the Trust Agreement.

Article 6
General Provisions

Section 6.01.      Termination. This Agreement shall be effective from the date hereof and shall terminate automatically and become void and of no further force or effect, without any notice or other action by any Person, upon the earliest of (a) as to a Company Shareholder, the mutual written consent of the Company, PAQC and such Company Shareholder, (b) the termination of the Business Combination Agreement in accordance with its terms and (c) the date on which none of the Company, PAQC or any holder of a Locked-Up Share has any rights or obligations hereunder; provided that, this Article 6 shall survive indefinitely and in the event that the Business Combination Agreement is not terminated pursuant to its terms prior to the Closing, Article 5 shall also survive indefinitely. The termination of this Agreement shall not relieve any party from any liability arising in respect of any willful and material breach of this Agreement prior to such termination.

Section 6.02.      Capacity as a Company Shareholder. Each Company Shareholder signs this Agreement solely in such Company Shareholder’s capacity as a shareholder of the Company, and not in such Company Shareholder’s capacity as a director or officer of the Company, if applicable.

Section 6.03.      Trusts. If applicable, for purposes of this Agreement, the Company Shareholder with respect to any Owned Shares held in trust shall be deemed to be the relevant trust and/or the trustees thereof acting in their capacities as such trustees, in each case as the context may require, including for purposes of such trustees’ representations and warranties as to the proper organization of the trust, their power and authority as trustees and the non-contravention of the trust’s governing instruments.

Section 6.04.      Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day) to the Company and PAQC in accordance with Section 12.03 of the Business Combination Agreement and to each Company Shareholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

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Section 6.05.      Entire Agreement; Amendment. This Agreement (together with the Schedules and Exhibits to this Agreement) constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements and understandings, whether written or oral, that may have been made or entered into by or between the parties hereto relating to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

Section 6.06.      Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties hereto, except that, for the avoidance of doubt, in connection with a Transfer of any Locked-Up Shares in accordance with the terms of this Agreement, transferee to whom such Locked-Up Shares are transferred shall thenceforth be entitled to all the rights and be subject to all the obligations under this Agreement; provided, that no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 6.06 shall be null and void, ab initio. For the avoidance of doubt, no Transfer of Company Ordinary Shares, Locked-Up Shares or Free Shares shall be (or be deemed to be) an assignment of this Agreement or the rights or obligations hereunder.

Section 6.07.      Rights of Third Parties. The parties hereto hereby agree that their respective representations and warranties set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement, including, without limitation, the right to rely upon the accuracy or completeness of the representations and warranties set forth herein.

Section 6.08.      Governing Law. This Agreement, and all Actions based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Subject to Section 12.15 of the Business Combination Agreement, any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be settled by arbitration to be held in Hong Kong, which shall be administered by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force at the time of the commencement of the arbitration. There shall be three (3) arbitrators, among which one (1) shall be appointed by the claimant, one (1) appointed by the respondent and one (1) appointed by the Secretary General of the HKIAC. The arbitration shall be conducted in English. The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

Section 6.09.      Enforcement. Each of the parties hereto agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 6.01, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not allege, and each party hereby waives the defense, that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.09 shall not be required to provide any bond or other security in connection with any such injunction.

10

Section 6.10.      Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

Section 6.11.      Bulletin No. 7. From and after the Closing, the Company shall indemnify and hold harmless, on an after-tax basis, each Company Shareholder forthwith on demand from and against all Transfer Taxes (as defined in the Business Combination Agreement) and penalties or interests thereon pursuant to Bulletin No. 7 asserted by a Governmental Authority in the People’s Republic of China and all reasonable costs and expenses incurred by such Company Shareholder, in each case, arising or resulting from or in connection with the transactions contemplated under the Business Combination Agreement. “Bulletin No. 7” shall mean Bulletin No. 7 issued by the State Taxation Administration of the People’s Republic of China on February 3, 2015, titled “Bulletin on Certain Questions relating to the Enterprise Income Tax of Indirect Transfers of Assets by Non-Resident Enterprises (关于非居民企业间接转让财产企业所得税若干问题的公告)”, and any amendment, implementing rules, or official interpretation thereof or any replacement, successor or alternative legislation having the same subject matter thereof. The indemnification obligations provided herein shall terminate upon the expiration of forty-eight (48) months after the Closing.

[Signature Pages Follow]

11

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

PERFECT CORP.

By:	/s/ Alice H. Chang
Name: Alice H. Chang
Title: Chief Executive Officer

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

PROVIDENT ACQUISITION CORP.

By:	/s/ Michael Aw Soon Beng
Name: Michael Aw Soon Beng
Title: Chief Executive Officer

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

CyberLink International Technology Corp.

By:	/s/ Jau-Hsiung Huang
Name: Jau-Hsiung Huang
Title: Director

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

IDEAL MAX MANAGEMENT LIMITED

By:	/s/ Alice H. Chang
Name:	Alice H. Chang
Title:	Director

PERFECT AA CORP.

By:	/s/ Sun Liang-Chu
Name:	Sun Liang-Chu
Title:	Director

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

GOLDEN EDGE CO., LTD.

By:	/s/ Chen, Hsiao-Chuan
Name: Chen, Hsiao-Chuan
Title: Director

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

DVDonet.com. Inc.

By:	/s/ Sun, Liang-Chu
Name: Sun, Liang-Chu
Title: Director

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Ningbo New Summit Private Equity Fund I L.P. 宁波创世一期股权投资基金合伙企业(有限合伙)

By:	/s/ Zhou Wei
Name: Zhou Wei
Title: Authorized Signatory

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

The Kleinrock 1990 Trust

By:	/s/ Leonard Kleinrock
Name: Leonard Kleinrock
Title: Trustee

LMRN, L.P.

By:	/s/ Leonard Kleinrock
Name: Leonard Kleinrock
Title: General Partner

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

CCV Fund I LP

By:	/s/ Zhou Wei
Name: Zhou Wei
Title: Authorized Signatory

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Extol Capital LP

By:	/s/ Alex Ok
Name: Alex Ok
Title: Managing Partner

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Yuanta Asia Investment (Hong Kong) Limited

By:	/s/ Yu, Hsiao-Tsui
Name: Yu, Hsiao-Tsui
Title: President

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

World Speed Company Limited

By:	/s/ Sun, Liang-Chu
Name: Sun, Liang-Chu
Title: Director

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Taobao China Holding Limited

By:	/s/ Lei Jin
Name: Lei Jin
Title: Authorized Signatory

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Goldman Sachs Asia Strategic II Pte. Ltd.

By:	/s/ Tan Ching Chek
Name: Tan Ching Chek
Title: Director

StoneBridge 2020, L.P. By: Bridge Street Opportunity Advisors, L.L.C., its general partner

By:	/s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

StoneBridge 2020 Offshore Holdings II, L.P. By: Bridge Street Opportunity Advisors, L.L.C., its general partner

By:	/s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

MC Investment Asset Holdings LLC

By:	/s/ Steve Hwang
Name: Steve Hwang
Title: Authorized Signatory

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

The Robin Schorr 2020 Irrevocable Trust

By:	/s/ Harvey Bookstein
Name: Harvey Bookstein
Title: Trustee

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

The Martin Kleinrock 2020 Irrevocable Trust

By:	/s/ Harvey Bookstein
Name: Harvey Bookstein
Title: Trustee

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

The Lynn Hirschberg 2020 Irrevocable Trust

By:	/s/ Harvey Bookstein
Name: Harvey Bookstein
Title: Trustee

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

The Nancy Kleinrock 2020 Irrevocable Trust

By:	/s/ Harvey Bookstein
Name: Harvey Bookstein
Title: Trustee

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

The Leonard and Stella Schuler Kleinrock Irrevocable Trust #1

By:	/s/ Harvey Bookstein
Name: Harvey Bookstein
Title: Trustee

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Weichuan Liu

/s/ Weichuan Liu

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Chen Wan-Hsiu

/s/ Chen Wan-Hsiu

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Richard Carriere

/s/ Richard Carriere

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lee Shyu Mei-Lan

/s/ Lee Shyu Mei-Lan

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Chen Shih-Pin

/s/ Chen Shih-Pin

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Ouh Young Ming

/s/ Ouh Young Ming

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Chou Hung-Te

/s/ Chou Hung-Te

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Huang Ho-Chao

/s/ Huang Ho-Chao

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lee Cheng-Hsu

/s/ Lee Cheng-Hsu

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Hsiao Teng-Yuan

/s/ Hsiao Teng-Yuan

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Ku Mei-Chun

/s/ Ku Mei-Chun

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Chen Pin-Jen

/s/ Chen Pin-Jen

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lin Chao-Hung

/s/ Lin Chao-Hung

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Yeh Tse-Yung

/s/ Yeh Tse-Yung

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Chen Hsiao-Chuan

/s/ Chen Hsiao-Chuan

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Peng Su-Wen

/s/ Peng Su-Wen

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lee Te-Yu

/s/ Lee Te-Yu

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Kuo Chia-Chen

/s/ Kuo Chia-Chen

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lee Ya-Hui

/s/ Lee Ya-Hui

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Yorinobu Isozaki

/s/ Yorinobu Isozaki

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Noritaka Baba

/s/ Noritaka Baba

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lin Chi-Ying

/s/ Lin Chi-Ying

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Huang Jui-Ping

/s/ Huang Jui-Ping

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Huang Jui-Tung

/s/ Huang Jui-Tung

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lu Wen-Chuan

/s/ Lu Wen-Chuan

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Wu Meng-Heng

/s/ Wu Meng-Heng

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Liao Chung-Chun

/s/ Liao Chung-Chun

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Liao I-Chun

/s/ Liao I-Chun

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Tsen Wei-Hsin

/s/ Tsen Wei-Hsin

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Chao Li-Huang

/s/ Chao Li-Huang

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Lee Chu-Hsin

/s/ Lee Chu-Hsin

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Alice H. Chang

/s/ Alice H. Chang

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Huang Jau-Hsiung

/s/ Huang Jau-Hsiung

[Signature Page to Lock-up Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Huang Yi-Chen

/s/ Huang Yi-Chen

[Signature Page to Lock-up Agreement]

Schedule A

Company Shareholder	Number of Pre-Recapitalization Company Shares	Notice Address
CyberLink International Technology Corp.	Common Shares: 147,000,000 Preferred A Shares: 21,213,073 Preferred A-1 Shares: 23,098,680 Preferred B Shares: 9,773,153 Preferred C-2 Shares: 5,988,089	Address: 2F., No.21-0, Ln. 85, Sec. 1, Baoyuan Rd., Xindian Dist., New Taipei City 231, Taiwan E-mail: jau@cyberlink.com Attention: Huang, Jau-Hsiung
IDEAL MAX MANAGEMENT LIMITED	Common Shares: 24,478,800	Address: Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands E-mail: alice@perfectcorp.com Attention: Chang, Hua-Jen
Perfect AA Corp.	Common Shares: 28,895,100	Address: 14F, No. 98, Minquan Rd., Xindian City, New Taipei City 231, Taiwan E-mail: teresa529669@gmail.com Attention: Sun, Liang-Chu
GOLDEN EDGE CO., LTD.	Common Shares: 60,000,000	Address: Palm Grove House, (P.O. Box 438), Road Town, Tortola, British Virgin Islands E-mail: iris_chen@perfectcorp.com Attention: Chen, Hsiao-Chuan
DVDonet.com. Inc.	Common Shares: 21,000,000 Preferred A-1 Shares: 5,373,978	Address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands Email: teresa529669@gmail.com Attention: Sun Liang Chu
Ningbo New Summit Private Equity Fund I L.P.	Preferred A Shares: 14,142,049	Address: Suite 1101, 11/F, Radiance Tower, Qiyang Road, WangJing, Chaoyang District, Beijing, 100102, China Facsimile number: +86 010 84722350 E-mail: mliu@ccvcap.com Attention: Maria Liu

The Kleinrock 1990 Trust	Preferred A Shares: 957,007 Preferred B Shares: 118,461 Preferred C-2 Shares: 300,728	Address: 601 N Elm Dr, Beverly Hills, CA 90210-3420, USA E-mail: lk@cs.ucla.edu Attention: Leonard Kleinrock
LMRN, L.P.	Preferred A Shares: 2,357,007 Preferred B Shares: 118,461 Preferred C-2 Shares: 300,728	Address: 601 N Elm Dr, Beverly Hills, CA 90210-3420, USA E-mail: lk@cs.ucla.edu Attention: Leonard Kleinrock
CCV Fund I LP	Preferred A Shares: 7,071,024 Preferred A-1 Shares: 9,428,033 Preferred B Shares: 1,697,953	Address: Suite 1101, 11/F, Radiance Tower, Qiyang Road, Wangjing, Chaoyang District, Beijing, China Facsimile: +86 10 8472 2350 Email: mliu@ccvcap.com Attention: Maria LIU
Extol Capital LP	Preferred A-1 Shares: 3,142,678	Address: 721 Foothill Rd., Beverly Hills, CA. 90210, USA E-mail: alexok21@gmail.com Attention: Alex Ok
Yuanta Asia Investment (Hong Kong) Limited	Preferred A-1 Shares: 3,142,678 Preferred C-2 Shares: 732,171	Address: Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, Virgin Islands (British) E-mail: Allie_Yu@yuanta.com Attention: 游曉翠 Allie_Yu
World Speed Company Limited	Preferred A-1 Shares: 2,954,116	Address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands Email: teresa529669@gmail.com Attention: Sun Liang Chu
Taobao China Holding Limited	Preferred B Shares: 61,498,412

c/o Alibaba Group Services Limited

Address: 26th Floor, Tower one, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong

Attention: General Counsel

Email: legalnotice@list.alibaba-inc.com

Tel: +852 2215 5200

Goldman Sachs Asia Strategic II Pte. Ltd.	Perferred C-1 Shares: 13,016,596 Perferred C-2 Shares: 23,429,492	Address: 68/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong E-mail: Xinyi.Feng@hk.ibd.email.gs.com Attention: Xinyi Feng

StoneBridge 2020, L.P.	Perferred C-1 Shares: 2,135,884 Perferred C-2 Shares: 3,844,528	Address: 68/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong E-mail: Bowen.Han@gs.com Attention: Bowen Han
StoneBridge 2020 Offshore Holdings II, L.P.	Perferred C-1 Shares: 1,118,265 Perferred C-2 Shares: 2,012,844	Address: 68/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong E-mail: Bowen.Han@gs.com Attention: Bowen Han
MC Investment Asset Holdings LLC	Preferred C-2 Shares: 21,965,148	Address: 2772 Donald Douglas Loop North, Santa Monica, CA 90405 E-mail: legalnotices@snap.com Attention: General Counsel
The Robin Schorr 2020 Irrevocable Trust	Preferred A Shares: 280,000	Address: 16513 Esprit Lane, Encino, CA 91436 E-mail: harvey@har-llc.com Attention: Harvey Bookstein
The Martin Kleinrock 2020 Irrevocable Trust	Preferred A Shares: 280,000	Address: 16513 Esprit Lane, Encino, CA 91436 E-mail: harvey@har-llc.com Attention: Harvey Bookstein
The Lynn Hirschberg 2020 Irrevocable Trust	Preferred A Shares: 280,000	Address: 16513 Esprit Lane, Encino, CA 91436 E-mail: harvey@har-llc.com Attention: Harvey Bookstein
The Nancy Kleinrock 2020 Irrevocable Trust	Preferred A Shares: 280,000	Address: 16513 Esprit Lane, Encino, CA 91436 E-mail: harvey@har-llc.com Attention: Harvey Bookstein
The Leonard and Stella Schuler Kleinrock Irrevocable Trust #1	Preferred A Shares: 280,000	Address: 16513 Esprit Lane, Encino, CA 91436 E-mail: harvey@har-llc.com Attention: Harvey Bookstein
Weichuan Liu	Common Shares: 2,130,000	1127 Hunterston Pl., Cupertino, CA 95014, USA

Chen Wan-Hsiu	Common Shares: 300,000	5F., No. 19, Ln. 118, Wuxing St., Xinyi Dist., Taipei City 110, Taiwan
Richard Carriere	Common Shares: 150,000	3675 Alta Mesa Drive, Studio City, CA 91604, USA
Lee Shyu Mei-Lan	Common Shares: 6,000,000	8F., No. 27, Ln. 96, Sec. 1, Beixin Rd., Xindian Dist., New Taipei City 231, Taiwan
Chen Shih-Pin	Common Shares: 400,000	4F., No. 13, Ln. 86, Sec. 3, Xinsheng S. Rd., Da’an Dist., Taipei City 106, Taiwan
Ouh Young Ming	Common Shares: 240,000	2, 9th Floor, Alley 18, Lane 397, Ming-Shui Road, Taipei 104, Taiwan
Chou Hung-Te	Common Shares: 2,863,200	24F.-1, No. 109, Minquan Rd., Xidian Dist., New Taipei City 231, Taiwan
Huang Ho-Chao	Common Shares: 2,000,000	11F., No. 65, Minquan Rd., Xindian Dist., New Taipei City 231, Taiwan
Lee Cheng-Hsu	Common Shares: 1,536,000	3F., No. 23, Taozhi Rd., Taoyuan Dist., Taoyuan City 330, Taiwan
Hsiao Teng-Yuan	Common Shares: 1,600,000	5F.-1, No. 41, Sec. 2, Anhe Rd., Da’an Dist., Taipei City 106, Taiwan
Ku Mei-Chun	Common Shares: 750,000	7F., No. 93, Aly. 3, Ln. 182, Sec. 2, Wenhua Rd., Banqiao Dist., New Taipei City 220, Taiwan
Chen Pin-Jen	Common Shares: 1,601,250	12F., No. 153, Sec. 2, Changjiang Rd., Banqiao Dist., New Taipei City 220, Taiwan
Lin Chao-Hung	Common Shares: 720,000	2F., No. 30, Ln. 150, Mingde Rd., Beitou Dist., Taipei City 112, Taiwan
Yeh Tse-Yung	Common Shares: 800,000	4F., No. 13, Ln. 36, Ren’ai St., Zhonghe Dist., New Taipei City 235, Taiwan
Chen Hsiao-Chuan	Common Shares: 395,000	5F., No. 26, Ln. 24, Sec. 3, Chengde Rd., Datong Dist., Taipei City 103, Taiwan
Peng Su-Wen	Common Shares: 512,000	8F., No. 1-2, Aly. 96, Ln. 11, Jinxiu Rd., Xindian Dist., New Taipei City 231, Taiwan

Lee Te-Yu	Common Shares: 720,000	10F., No. 133, Sec. 3, Ren’ai Rd., Da’an Dist., Taipei City 106, Taiwan
Kuo Chia-Chen	Common Shares: 240,000	6F, No. 85, Ln 162, Jingye 3rd Rd., Zhongshan Dist., Taipei City, 106, Taiwan
Lee Ya-Hui	Common Shares: 490,000	4F., No. 10, Aly. 8, Ln. 166, Sec. 6, Roosevelt Rd., Wenshan Dist., Taipei City 116, Taiwan
Yorinobu Isozaki	Common Shares: 63,000	4-6-6-504 Konan, Minato-ku, Tokyo, 108-0075, Japan
Noritaka Baba	Common Shares: 160,000	5-16-20, Tsuruma, Machida-city, Tokyo, 194-0004, Japan
Lin Chi-Ying	Common Shares: 1,580,000	9F.-1, No. 8, Ln. 121, Anmin St., Xindian Dist., New Taipei City 231, Taiwan
Huang Jui-Ping	Common Shares: 686,250	No. 11, Ln. 10, Xinfu E. St., Taiping Dist., Taichung City 411022, Taiwan
Huang Jui-Tung	Common Shares: 686,250	No. 600-6, Sec. 2, Huandao N. Rd., Jinning Township, Kinmen County 892, Taiwan
Lu Wen-Chuan	Common Shares: 750,000	4F., No. 1, Ln. 25, Zhulin Rd., Yonghe Dist., New Taipei City 234, Taiwan
Wu Meng-Heng	Common Shares: 800,000	5F., No. 20, Ln. 157, Sec. 3, Xinyi Rd., Da’an Dist., Taipei City 106, Taiwan
Liao Chung-Chun	Common Shares: 366,000	10F., No. 620, Xinxing Rd., Wuri Dist., Taichung City 414, Taiwan
Liao I-Chun	Common Shares: 366,000	3F.-1, No. 22, Xingde St., Wuri Dist., Taichung City 414, Taiwan
Tsen Wei-Hsin	Common Shares: 4,873,200	No. 1-5, Ln. 10, Huacheng Rd., Xindian Dist., New Taipei City 231, Taiwan
Chao Li-Huang	Common Shares: 482,475	5F., No. 75, Zhongyang 7th St., Xindian Dist., New Taipei City 231, Taiwan
Lee Chu-Hsin	Common Shares: 4,857,980	No. 2, Ln. 16, Dingcheng 2nd St., Xindian Dist., New Taipei City 231, Taiwan

Alice H. Chang	Common Shares: 5,500,000	4F, No. 65, Minquan Rd., Xindian City, New Taipei City 231, Taiwan
Huang Jau-Hsiung	Common Shares: 837,500	4F, No. 65, Minquan Rd., Xindian City, New Taipei City 231, Taiwan
Huang Yi-Chen	Common Shares: 1,319,500	4F, No. 65, Minquan Rd., Xindian City, New Taipei City 231, Taiwan

Schedule B

1.	Second Amended and Restated Shareholders Agreement of the Company dated December 18, 2020.

2.	Amendment No. 1 to the Second Amended and Restated Shareholders Agreement of the Company dated October 5, 2021.

B-1